INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 10:-	INCOME TAXES

a.	Tax benefits under the Israel Law for the Encouragement of Capital Investments, 1959 (the "Law"):

Various industrial programs of the Company had been granted "Approved Enterprise" and "Beneficiary Enterprise" status, which provides certain benefits, including tax exemptions and reduced tax rates. Income not eligible for Approved Enterprise and Beneficiary Enterprise benefits is taxed at a regular rate.
In the event dividends are distributed from tax-exempt income, the amount distributed will be subject to corporate tax at the rate ordinarily applicable to the Approved Enterprise's income. Tax-exempt income generated under the Company's Beneficiary Enterprise program will be subject to taxes upon dividend distribution or complete liquidation. The entitlement to the above benefits is conditional upon the Company's fulfilling the conditions stipulated by the Law and regulations published thereunder. Should the Company fail to meet such requirements in the future, income attributable to its Approved Enterprise and Beneficiary Enterprise programs could be subject to the statutory Israeli corporate tax rate and the Company could be required to refund a portion of the tax benefits already received, with respect to such programs. As of December 31, 2012, management believes that the Company is in compliance with the Law's conditions.
In November 2010 the Company's Board decided to change its dividend policy whereby the Company does not intend to distribute dividends from earnings of 2011 and beyond. As of December 31, 2012, tax exempt income incurred up to December 31, 2010 that was not distributed was approximately $ 8,900. Should this amount be distributed, it would be taxed at the corporate tax rate applicable to such profits (currently 25%), and an income tax liability of up to approximately $ 2,225 would be incurred.

The Investment Law, was subject to a reform effective January 2011. According to the reform a flat tax rate will apply to companies eligible for the "Preferred Enterprise" status. In order to be eligible for Preferred Enterprise status, a company must meet minimum requirements establishing that it contributes to the country's economic growth and is a competitive factor for the Gross Domestic Product (a competitive enterprise). Israeli companies which currently benefit from an Approved or Beneficiary Enterprise status and meet the criteria for qualification as a Preferred Enterprise can elect to apply the new Preferred Enterprise benefits by waiving their benefits under the Approved and Beneficiary Enterprise status.
Commencing 2011, the Company elected to apply the new Preferred Enterprise benefits. Benefits granted to a Preferred Enterprise include reduced and gradually decreasing tax rates. The tax rate is 15% in 2011 and 2012, 12.5% in 2013 and 2014 and 12% starting from 2015.
A distribution from a Preferred Enterprise out of the "Preferred Income" would be subject to 15% withholding tax for Israeli-resident individuals and non-Israeli residents (subject to applicable treaty rates). A distribution from a Preferred Enterprise out of the "Preferred Income" would be exempt from withholding tax for an Israeli-resident company.

b.	Corporate tax rates in Israel:

Taxable income of Israeli companies is subject to the Israeli corporate tax at the following rates: 2010 - 25%, 2011 - 24%, 2012 - 25%.

c.	Income taxes of non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.

d.
Tax reports filed by the Company and its subsidiaries in Israel through the year ended December 31, 2008 are considered final. The U.S tax returns of the U.S subsidiaries remain subject to examination by the U.S tax authorities for the tax years beginning on December 31, 2008.

e.	Tax loss carry-forwards:

The company has a Net operating loss carry-forwards in the United States as of December 31, 2012 of approximately $ 20,000.
Net operating losses in the U.S. may be carried forward through periods which will expire in the years starting from 2026 up to 2031. Utilization of U.S. net operating losses may be subject to substantial annual limitation due to the "change in ownership" provisions of the Internal Revenue Code of 1986 and similar state provisions. The annual limitation may result in the expiration of net operating losses before utilization.

f.	Deferred tax assets, net:

Deferred taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes.
Components of the Company's deferred tax assets (liabilities) are as follows:

	December 31,
	2011	2012
Deferred tax assets:
Net operating loss carry forwards	$6,821	$7,800
Other	331	500

Deferred tax assets, before valuation allowance	7,152	8,300
Valuation allowance	(4,113)	(6,254)

Total deferred tax assets, net of valuation allowance	3,039	2,046

Deferred tax liabilities:
Intangible assets	(2,281)	(5,248)
Deferred revenues	(427)	-
Capitalized software development costs	(85)	(148)

Total deferred tax liabilities	(2,793)	(5,396)

Deferred tax asset (liability), net	$246	$(3,350)

Domestic:
	December 31,
	2011	2012

Current deferred tax asset, net	$258	$360
Current deferred tax liability	-	(971)
Non-current deferred tax asset, net	-	140
Long-term deferred tax liability	(12)	(2,879)

	$246	$(3,350)

Current deferred tax assets, net, is included within other receivables and prepaid expenses in the balance sheets. Current deferred tax liability, net, is included within accrued expenses and other liabilities in the balance sheets. Non-current deferred tax asset, net is included within other assets on the balance sheets

g.	Reconciliation of the Company's effective tax rate to the statutory tax rate in Israel
	Year ended December 31,
	2010	2011	2012

Income before taxes on income	$11,621	$5,840	$6,007

Statutory tax rate in Israel	25%	24%	25%

Theoretical income tax expense	$2,905	$1,402	$1,502
Increase (decrease) in tax expenses resulting from:
"Preferred Enterprise" benefits (*)	-	(1,751)	(1,369)
Non-deductible expenses	230	78	757
Previous years taxes	-	(156)	-
Tax on previously distributed dividend from tax-exampt income	-	-	812
Loss and timing differences for which no deferred taxes were recorded	-	994	1,009
Tax adjustment in respect of different tax rate of foreign subsidiary	-	(400)	(151)
Other	97	5	(87)

Taxes on income	$3,232	$172	$2,473

(*) Benefit per Ordinary share, resulting from " Preferred Enterprise " status:
Basic	$-	$0.18	$0.13
Diluted	$-	$0.18	$0.13

h.	Income taxes are comprised as follows:

	Year ended December 31,
	2010	2011	2012

Deferred tax benefit	$(385)	$(1,140)	$(172)
Current taxes	3,617	1,312	2,645
	$3,232	$172	$2,473

i.	Uncertain tax position:

Reconciliation of the beginning and ending balances of unrecognized tax benefits

	December 31,
	2011	2012

Balance at January 1	$1,388	$2,151
Additions for prior year tax positions	505	622
Additions in tax positions for current year	258	1,179

Balance at December 31	$2,151	$3,952

j.	Income before taxes on income is comprised as follows:
	Year ended December 31,
	2010	2011	2012

Domestic	$11,553	$8,325	$8,530
Foreign - U.S.A	68	(2,485)	(2,523)

	$11,621	$5,840	$6,007